UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2021

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of principal executive offices) (Zip Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 27, 2021, the Board of Directors of the Dais Corporation (the “Company”) agreed to act on the review of companies viewed for appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2021. On this same day the Board decided to engage Hudgens CPA, PLLC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and dismiss RBSM LLP. from that role.

RBSM LLP was engaged on June 12, 2017 as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. RBSM LLP’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as described below.

The audit report of RBSM LLP on the Company’s financial statements for the fiscal year ended December 31, 2020 did, however, note there is substantial doubt about the Company’s ability to continue as a going concern, noting that the Company has incurred significant losses since inception and had a stockholders’ deficit at December 31, 2020.

From June 12, 2017, through the fiscal year ended December 31, 2020 there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM LLP would have caused RBSM LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM LLP with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the SEC. The Company requested that RBSM LLP furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy RBSM LLP’s letter, dated September, 30, 2021, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2020, and 2016, and the subsequent interim period through September 31, 2021, neither the Company nor anyone acting on its behalf has consulted with Hudgens CPA, PLLC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Hudgens CPA, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

16.1	Letter of RBSM LLP dated September 30, 2021

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS ANALYTIC CORPORATION

Dated: September 30, 2021	By:	/s/ Timothy N. Tangredi
	Name:	Timothy N. Tangredi
	Title:	Chief Executive Officer

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